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                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              MFS Series Trust I
                              MFS Series Trust II
                             MFS Series Trust III
                              MFS Series Trust IV
                              MFS Series Trust V
                              MFS Series Trust VI
                             MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                              MFS Series Trust X
                              MFS Series Trust XI
                          MFS Municipal Series Trust
                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                     MFS Government Limited Maturity Fund
                        MFS Government Securities Fund
                         MFS Growth Opportunities Fund
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

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                                   M F S(SM)
                            INVESTMENT MANAGEMENT(R)

                  500 Boylston Street, Boston, MA 02116-3741

                                                               February 7, 2005

Dear Shareholder:

I am writing to ask for your vote on important matters affecting your fund.

A shareholders' meeting is scheduled for Wednesday, March 23, 2005. At the meeting, all shareholders are being asked to vote on the election of trustees. In addition, shareholders of Massachusetts Investors Growth Stock Fund and MFS(R) Municipal Limited Maturity Fund are being asked to vote on proposals regarding those funds' investment policies.

While you are, of course, welcome to join us at the shareholders' meeting on March 23, 2005, most shareholders vote by telephone, over the Internet, or by filling out, signing, and returning the enclosed proxy card.

Your vote makes a difference. No matter what the size of your investment, your vote is important. The trustees of your fund recommend that you vote for the proposals, but however you decide to vote, it is important that you take the time to do so. By voting early, you can help save your fund the expense of additional mailings to solicit shareholder votes.

Information regarding the proposals is available in the proxy statement. There are three convenient ways to vote: by telephone, over the Internet, or by filling out, signing and returning the enclosed proxy card. Voting instructions are provided on the proxy card.

If you have any questions, please contact your investment professional. For questions regarding the election of trustees only, call 1-877-383-7949 any business day from 8 a.m. to 8 p.m. Eastern time. For questions regarding the investment policy proposals only, call Georgeson Shareholder Communications at 1-877-288-6189. Thank you for your prompt vote.

    Sincerely,

/s/ Robert J. Manning

    Robert J. Manning
    President
    MFS Family of Funds(R)

                                                         MFS-PRX-INS-2/05/2.7MM
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MFS Script

Hello. My name is ______. May I please speak with _____? I'm calling regarding your current investment in the (fund name) Briefly, I wanted to be sure you received a proxy card for the (meeting type) meeting of Shareholders to be held on (meeting date). Has that arrived?

         If no - The Proxy Materials were mailed on or about [MAILDATE].
When you receive them if you could return them it would be greatly appreciated.

If yes - Have you had a chance to return that?

         If yes - Thank you very much for your prompt response. Have a nice day/evening.

If no - Are you interested in voting over the phone today?

                  If no - Thank you for your time. If you could take a minute to vote your proxy soon, it will be much appreciated.

         If yes - Would you like to register a vote along with the recommendations of the Board?

                  If no - I could quickly review the proposals and assist you in registering your vote today. Would that be OK?

                           If no - Thank you for your time. If you could take a
minute to vote your proxy soon, it will be much appreciated.

                  If yes - (after review), would you like to register a vote along with the recommendations of the Board?

                           If no - Thank you for your time. If you could take a
minute to vote your proxy soon, it will be much appreciated.

                  If yes - I am recording your _vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

         After response- Thank you for your time and your vote Mr./Mrs. ________ have a good day/evening!

         If additional investments -

Mr./Mrs.____, I see that you own additional investments in (list fund names). Would you like to register a vote on these investments as well?

         If no - Thank you for your time and your vote. If you could take a minute to vote your other proxy cards, it will be much appreciated

If yes - Would you like to vote along with the recommendation of your board on each investment?

         If no- I could quickly review the proposals and assist you in registering your vote today. Would that be OK? If no - Thank you for your time. If you could take a minute vote your other proxy cards, it will be much appreciated

         If yes - (after review), would you like to register a vote along with the recommendations of the Board for each investment?

         If no - Thank you for your time. If you could take a minute to vote your proxy soon, it will be much appreciated

         If yes - I am recording your _vote on each investment and will send you a printed confirmation for each to the address you previously confirmed. Thank you for your time and your vote Mr./Mrs. ________ have a good day/evening!

Machine Message:

This message is to remind you that a (meeting type) meeting of the (fund name) is scheduled for (meeting date) . To quickly vote your shares over the telephone, simply call (GS toll free #). When calling please refer to record
# ___. Representatives are available until 11:00 p.m. eastern time and will be happy to assist. Your vote is important! Thank you.